EXHIBIT 99.906CERT


           CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Matthew Kelmon, President & Chief Executive Officer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    10/28/05                           /s/ Matthew Kelmon
     -------------------                    ------------------------------------
                                            Matthew Kelmon, President &
                                            Chief Executive Officer
                                            (principal executive officer)


I, Tamara B. Wendoll, Treasurer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    10/28/05                           /s/ Tamara B. Wendoll
     -------------------                    ------------------------------------
                                            Tamara B. Wendoll, Treasurer
                                            (principal financial officer)